SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2005

WASHINGTON MUTUAL, INC.

(Exact name of Registrant as specified in its charter)

Washington	1-14667	91-1653725

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1601
SEATTLE, WASHINGTON  98101
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (206) 461-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits.

The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-109921) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit	Description

1.1	Underwriting Agreement dated September 21, 2005
4.1	Form of Note for Washington Mutual’s Floating Rate Notes due September 17, 2012
4.2	Form of Note for Washington Mutual’s 5.25% Notes due September 15, 2017
5.1	Opinion of Heller Ehrman LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2005		WASHINGTON MUTUAL, INC.

	By:	/s/ Thomas W. Casey
Thomas W. Casey
Chief Financial Officer